INDEXIQ ETF TRUST
(the “Trust”)
Supplement dated March 14, 2022 (“Supplement”)
to the Statements of Additional Information (collectively, the “SAIs”) of:
IQ Hedge Multi-Strategy Tracker ETF	IQ Chaikin U.S. Dividend Achievers ETF
IQ Hedge Macro Tracker ETF	IQ Chaikin U.S. Large Cap ETF
IQ Hedge Market Neutral Tracker ETF	IQ Chaikin U.S. Small Cap ETF
IQ Hedge Long/Short Tracker ETF	IQ 500 International ETF
IQ Hedge Event-Driven Tracker ETF	IQ Candriam ESG US Equity ETF
IQ Merger Arbitrage ETF	IQ Candriam ESG International Equity ETF
IQ Global Resources ETF	IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF
IQ U.S. Real Estate Small Cap ETF	IQ Healthy Hearts ETF
IQ 50 Percent Hedged FTSE International ETF	IQ S&P High Yield Low Volatility Bond ETF
each, dated August 31, 2021;
IQ Clean Oceans ETF, IQ Cleaner Transport ETF and IQ Engender Equality ETF, each, dated October 11, 2021;
IQ U.S. Mid Cap R&D Leaders ETF, IQ U.S. Large Cap R&D Leaders ETF and IQ Global Equity R&D
Leaders ETF, dated December 15, 2021; and
IQ Real Return ETF, dated March 1, 2022
(each, a “Fund”)
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAIs.
Effective immediately, and until further notice, each Fund will not purchase securities of Russian issuers. Whether an issuer is considered Russian is based on its “country of risk,” as determined by a third-party service provider, such as Bloomberg.
Additionally, effective immediately, each Fund’s SAI is amended to include the below text immediately after the “Market Disruption Risk and Recent Market Events” in the “Investment Strategies and Risks” section:
Additional Market Disruption Risk
In late February 2022, the Russian military invaded the Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe, and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom, and members of the European Union issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia in light of Russia’s invasion of Ukraine will adversely impact the economies of Russia and Ukraine. Certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors.
Further, a number of large corporations and U.S. and foreign governmental entities have announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events have resulted in (and may continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade or settle trades in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that will adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions.
The ramifications of the hostilities and sanctions also may negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility and have severe negative consequences for regional and global markets, industries and companies in which the Fund invests. Moreover, the extent and duration of the Ukrainian invasion or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
ME15q-03/22